Subsequent events	12 Months Ended
Dec. 31, 2014
Subsequent events [Abstract]
Subsequent events

26. Subsequent events

In February 2015, pursuant to a consent solicitation to the holders of the May 2018 Secured Notes and the June 2019 Secured Notes, the Company amended the May 2018 and June 2019 Indentures (collectively, known as the “Indentures”) to provide it with additional flexibility in pursuing new business opportunities and new sources of capital. The amendments to the Indentures include amendments that allow the Company to: (i) to incur additional Indebtedness (as defined in the Indentures) in furtherance of the Company's business plans; (ii) make certain Restricted Payments (as defined in the Indentures) and Permitted Investments (as defined in the Indentures); and (iii) make certain deemed Investments (as defined in the Indentures) without having to satisfy the Fixed Charge Coverage Ratio (as defined in the Indentures) requirement. The amendments also amend (i) the “Limitation on Issuances of Guarantees by Restricted Subsidiaries” covenant in the Indentures to the extent that the Company believes necessary as a result of the amendments to other covenants and (ii) the “Limitation on Asset Sales” covenant in the Indentures to remove the Fixed Charge Coverage Ratio requirement for Asset Dispositions (as defined in the Indentures). The amendments also amended certain related definitions in the Indentures.

On March 2, 2015, the Company acquired 82% equity interest of Shandong Highway Shengxuan Real Estate Development Co., Ltd. by open auction with consideration of US$14,113,417, which has been fully paid in cash. The name of investee was changed to Shandong Xinyuan Renju Real Estate Co., Ltd. at the acquisition date. Shandong Xinyuan Renju Estate Co., Ltd. has one project, Xin Central, with an area of 261,583 square meters.

In April 2015, Jiangsu Jiajing entered into a loan agreement with The Bank of East Asia (China) Limited Suzhou Branch and Shanghai Branch amounting to US$73.5 million, which was guaranteed by Xinyuan Real Estate Co., Ltd. and Xinyuan (China) Real Estate, Ltd.

From January 1 to April 24, 2015, the Group obtained debt borrowings through construction loans and entrusted loans with an aggregate amount of approximately US$369.5 million, which are mainly secured by the Group's land use rights, real estate properties under development and 100% equity interest of Zhengzhou Shengdao Real Estate Co., Ltd.